                                                                    EXHIBIT 32.1

              Certification of Chief Executive Officer pursuant to
                     18 U.S.C. ss. 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     I, Peter A. Forman, Chief Executive Officer of Register.com, Inc. (the
"Company"), hereby certify, pursuant to 18 U.S.C.ss. 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (i) The Company's accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of Section
13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                       /s/ Peter A. Forman
                                       -----------------------------------------
                                       Peter A. Forman
                                       Chief Executive Officer

Dated:  May 7, 2004